UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2020 (December 17, 2019)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hanger C - 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXTD	The Nasdaq Stock Market LLC

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Nxt-ID, Inc. (the “Company”) reconvened its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) on January 17, 2020. Proposals 1 and 2 were voted on at the Annual Meeting that was originally convened on December 17, 2019 and subsequently adjourned. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on October 29, 2019 (the “Proxy Statement”), as supplemented, are as follows:

On the record date for the Annual Meeting, there were 29,720,134 shares of Company common stock, $0.0001 par value per share (the “Common Stock”), and 2,000 shares of Series C Non-Convertible Voting Preferred Stock, $0.0001 par value per share, issued, outstanding and entitled to vote. Stockholders holding 22,085,196 shares of Common Stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1 – The five nominees named in the Definitive Proxy Statement were elected to serve as directors for a one-year term expiring at the Company’s 2020 Annual Meeting of Shareholders. The voting results with respect to each nominee were as follows:

Director	For	Withheld	Broker Non-Votes
Vincent S. Miceli	11,034,121	1,056,662	12,090,783
Major General David R. Gust, USA, Ret.	10,399,056	1,691,727	12,090,783
Michael J. D’Almada-Remedios, PhD	10,782,743	1,308,040	12,090,783
Daniel P. Sharkey	10,399,428	1,751,355	12,090,783
Robert A. Curtis Pharm.D.	10,602,271	1,488,512	12,090,783
Michael J. Orlando	9,218,729	2,872,054	12,090,783

Proposal 2 – The appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019 was ratified by the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter. The voting results were as follows:

For	Against	Abstain
20,343,412	1,344,766	397,018

There were no broker non-votes for Proposal 2.

Proposal 3 – Authorization for the Board of Directors of the Company (the “Board”) to amend the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of all of the Company’s outstanding shares of Common Stock by a ratio in the range of one-for-three to one-for-fifteen, at any time before May 18, 2020, with such range and timing to be left to the complete discretion of the Board. The Stockholders approved Proposal 3. The voting results were as follows:

For	Against	Abstain
15,068,773	6,705,329	524,373

There were 177,486 broker non-votes for Proposal 3.

Proposal 4 – Ratification of the Company’s 2017 Stock Incentive Plan. The Stockholders did not approve Proposal 4. The voting results are as follows:

For	Against	Abstain
10,772,160	2,577,844	782,147

There were 8,343,810 broker non-votes for Proposal 4.

Proposal 5 – Ratification of the approval of the issuance of Common Stock upon conversion of the Exchange Notes (as defined in the Proxy Statement) and exercise of the Exchange Warrants (as defined in the Proxy Statement) in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance. The Stockholders did not approve Proposal 5. The voting results were as follows:

For	Against	Abstain
11,267,478	2,145,034	719,639

There were 8,343,810 broker non-votes for Proposal 5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2020	Nxt-ID, Inc.

	By:	/s/ Vincent S. Miceli
	Name:	Vincent S. Miceli
	Title:	Chief Executive Officer

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